EXHIBIT 10.52

REQUEST FOR AMENDMENT TO SERVICE PROVIDER AGREEMENT

U.S. HOME SYSTEMS, INC AND U.S. REMODELERS, INC

Service Provider’s Legal Business Name

THIS AMENDMENT, if accepted by Home Depot in the manner described below, will amend the Home Depot Installer/Service Provider Agreement dated February 13th, 2004 (as subsequently amended and as amended hereby, the “Agreement”) between Home Depot and the Service Provider identified above.

Subject to Home Depot’s approval and acceptance set forth below, the Service Provider hereby requests that the Agreement be amended in the following respects (check all that apply; capitalized terms used in this Request for Amendment shall have the meanings ascribed to such terms in the Agreement):

☐	To change the Lead Fulfillment Incentive (“LFI”) to % (SFI contracts only):

☐	To change merchandise pricing as follows (attach similarly formatted additional pages as necessary):

Product Name	SKU	Retail	Cost	Market/Stores

☐	To change Service Provider’s legal name listed in the Agreement to:

Service Provider’s Legal Business Name

☐	To change the expiration or termination provisions of the Agreement as follows (check one):

☐	The Agreement will be effective for a (year-to-year/month-to-month) period beginning on and ending .

☑	The Agreement will, notwithstanding any other provision of the Agreement or any amendment to the Agreement predating the Effective Date of this Request for Amendment, continue in effect beginning on May 3rd, 2004 and ending as of May 3rd, 2006 subject to (check one):

☐	renewal or renegotiation according to the mutual written agreement of the Parties; or

☑	continuation on a month-to-month basis until otherwise terminated.

EXHIBIT 1:

REQUEST FOR AMENDMENT TO SERVICE PROVIDER AGREEMENT

☐	To change Service Provider’s address listed in the Agreement to:

Service Provider’s Principal Business Address

2nd Address Line

City	State	Zip

Service Provider’s Billing/Mailing Address (If Different from Principal Business Address)

2nd Address Line

City	State	Zip

☐ To change Service Provider’s telephone number(s) from the number(s) listed in the Agreement to:

– –	– –

Service Provider’s Primary Tel. No.	Service Provider’s Fax No.

– –	– –

Service Provider’s Primary Mobile Tel. No.	Service Provider’s Primary Pager No. (If Any)

☐	To provide Home Depot with notice of the transfer or assignment of the Agreement (NOTE: any transfer or assignment is subject to Home Depot’s approval in accordance with the Agreement):

Describe requested assignment or transfer (attach additional pages as necessary):

☐	To provide Home Depot with notice of (attach additional pages as necessary):

☑	To incorporate the materials attached hereto as Addendum 1.6, 1.7, and 3.1, and Exhibit 3.2 dated May 3rd, 2004 into the Agreement.

☐	To replace the existing (circle one) page, section, annex, exhibit, schedule, volume of the (circle one) Agreement/Service Provider Reference Guide with the new (circle one) page, section, annex, exhibit, schedule, volume of the (circle one) Agreement/Service Provider Reference Guide attached hereto.

EXHIBIT 1:

REQUEST FOR AMENDMENT TO SERVICE PROVIDER AGREEMENT

☐	To provide Home Depot with written notice of Service Provider’s change in ownership by

•	Adding the new principal(s) listed on the signature page of this Request for Amendment; and/or

•	Deleting the following principal(s) listed in the Agreement:

Print Name(s) of Former Principal(s):

(NOTE: An ownership change may be subject to Home Depot’s prior approval in accordance with the Agreement.)

By:	By:

(Service Provider’s Owner/Principal)	(Service Provider’s Owner/Principal)

Print Name:	Print Name:

Title:	Title:

Address:	Address:

Date:	Date:

This Amendment shall not be an effective Amendment to the Agreement nor binding on Home Depot in any way, unless and until this Amendment has been countersigned by a duly authorized signatory by Home Depot in the space provided below. If accepted by Home Depot, the Agreement will be amended in the manner provided herein as of the Effective Date listed below.

Effective Date: May 3, 2004

Accepted By Home Depot:

By:	/s/ Joseph Izganics

(Home Depot’s Authorized Representative)

Print Name:	Joseph Izganics
Title:	President Services

Accepted By Service Provider:	USHS & USRI

By:	/s/ Murray H. Gross

(Service Provider’s Authorized Representative)

Print Name:	Murray H. Gross
Title:	President

ADDENDUM 1.6

USHS AND USRI will be responsible for purchasing and maintaining literature and pop materials in all participating stores. They will be required to purchase these items from the supplier of Home Depot’s choosing. Items included but not limited to are the standard installation brochure for acrylic bath liners and all standard p.o.p materials for acrylic bath liners as determined by Home Depot.

Dated: May 3rd, 2004

Accepted by Service Provider

/s/ US REMODELERS	/s/ U.S. Home Systems, Inc.

Murray H. Gross EVP	Murray H. Gross, Pres.

Accepted by Home Depot

/s/ Joseph Izganics

ADDENDUM 1.7

This addendum is an amendment to Exhibit 1.4 and list additional stores to be covered by USHS/USRI.

Dated: May 3rd, 2004

Accepted by Service Provider

USRI / USHS

Murray H. Gross, Pres.

Accepted by Home Depot

/s/ Joseph Izganics

ADDENDUM 3.1

.1 Obligations of the Home Depot USRI/USHS Acknowledges and understands that The Participating Home Depot stores offer for sale and sell acrylic bath liners that include, rub liners, wall liners, valves, plumbing, and shower doors which may or may not require custom design and that Home Depot intends to continue to do so, whether such Participating Home Depot store is a Non-Participating Store or a Participating Home Depot stores. Except in markets in which USRI/USHS has been designated by Home Depot to provide USRI/USHS Products and Services, wherein USRI/USHS shall be Home Depot’s exclusive provider of USRI/USHS Products and Services for the duration of USRI/USHS’s presence in such markets pursuant to the Exhibit I, Request For Amendment To Service Provider Agreement, dated May 3rd, 2004, nothing herein shall restrict in any way the right of Home Depot or any Home Depot Affiliates to offer products and services from USRI/USHS competitors or to contract with any third party to offer products and services that compete with the USRI/USHS Products and Services, through channels other than the Participating Home Depot stores, including, without limitation, Home Depot warehouse outlets, catalogs, and via the internet.

.2 Obligations of USRI/USHS. During the term of this agreement, listed in Exhibit 1, Request For Amendment To Service Provider Agreement, dated May 3rd, 2004, USRI/USHS shall not enter into any agreement with any of the parties listed on Exhibit 3.2 (the Home Depot Competitors) to market, sell or provide any USRI/USHS Products and Services or any competing products and services to, or to customers in association with, such Home Depot Competitor. USRI/USHS represents to Home Depot that USRI/USHS is not a party to any such agreement with a Home Depot Competitor as of the effective date.

Dated: May 3rd, 2004

Accepted by Service Provider

USRI / USHS

Murray H. Gross, Pres.

Accepted by Home Depot

/s/ Joseph Izganics